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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 1, 2001, included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statements (File Nos. 333-40865, 333-15843 and 333-02484) and the Company's previously filed Form S-3 Registration Statement (File No. 333-17901).


                                       ARTHUR ANDERSEN LLP




Houston, Texas
June 26, 2001